UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1.	Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

PineBridge Dynamic Asset Allocation Fund

ANNUAL REPORT	OCTOBER 31, 2023

Investment Adviser: PineBridge Investments LLC

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-225-4164; and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

SHAREHOLDERS’ LETTER

We are pleased to offer you the 2023 report for the PineBridge Dynamic Asset Allocation Fund (the “Fund”) for the one-year period ending October 31, 2023. Enclosed we provide a discussion as to how the Fund was managed during the period and our market outlook going forward.

As of October 2023, on a rolling 1 year basis, the Fund had a gross return of 5.12%, underperforming the return objective of the Consumer Price Index +5% (CPI+5%). We note that the Fund seeks a total return objective of CPI+5% over rolling five-year periods rather than shorter horizons, while dynamically managing risk to the 60% MSCI ACWI/40% Bloomberg Barclays Global Treasury risk budget over full market cycles. We have maintained our defensive risk positioning with a below neutral Risk Dial Score (“RDS”) since September 2021 as accelerated liquidity withdrawal by the Fed created a less attractive environment for risk assets.

As a long-only liquid asset manager, the challenging market conditions in 2022 made it difficult for us to achieve our return objective of achieving CPI +5% returns over 5 year rolling periods. Historically, we have achieved this at a higher hit rate than both our risk budget and pure equity – with realized volatility in line with our objective. Since the max market drawdown in September 2022, our strategy has gained back over 10% in the subsequent six months through dynamic positioning across all asset classes.

Our preference to be positioning defensively had a negative impact on performance despite the bumpy road to start the year as headline risk and volatility were constant. Equities surged in January as sentiment shifted toward the notion that the hiking cycle was coming to an end – soft landing. Resilient economic data released in February threw cold water on this. Bank failures along with another rate hike reintroduced a hard landing scenario. Risk assets, however, rallied to end the quarter as central banks announced unprecedented support. While we were underweight risk assets, our long duration positioning to start the year helped us keep pace with broader markets. The pockets of equity that we’ve invested in, especially the Productivity Basket and US Quality, performed better than the overall equity market. The themes within the Productivity Basket, a thematic equity allocation centered on enterprise-oriented, productivity-boosting software, experienced a rebound following a derating in 2022. This resurgence was driven by increasing valuations, influenced by the anticipation of a more accommodative stance from the Federal Reserve.

Markets, supported by a surprising top-of-the-cycle fiscal thrust, have been pricing in a “Goldilocks” scenario, where inflation is tamed without adversely impacting markets too significantly. Markets were seeing inflation coming down (transitory), a resilient economy (surprising fiscal thrusts), low unemployment rate (supported by government job growth) – all signs of a healthy economy with no need for further

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

tightening. While our below-neutral risk positioning detracted from performance in the first seven months of 2023, it shifted to a contributing factor in August. This adjustment coincided with a shift in market focus towards acknowledging the potential downsides or “dark side” of tighter financial conditions.

Currency impact has been the largest detractor to performance in 2023 as non-dollar currencies, particularly JPY, lagged versus the strengthening dollar. Relative to other major world economies, Japan continues to be a policy outlier. We have been positioned for the Bank of Japan (BoJ) to fall in line with other central banks, removing yield curve control (YCC) as their deflation has now given way towards inflation. To date the new BoJ governor has acknowledged that their ultra-dovish policy is not sustainable, yet he has also expressed the BoJ will not rush into a change. This has helped Japanese stocks surge and hurt our positioning in FX. We expect the removal of YCC to happen no later than Q1 24 and continue to hold overweight JPY position.

We added allocation to Global Healthcare and Japanese Banks in the third quarter of 2023. Global Healthcare has underperformed this year in part because the Inflation Reduction Act gave Congress the ability to negotiate pricing, threatening drug prices. The reality is it is a very narrow group of drugs that were impacted by the legislation and the risks were overstated. Yet the sector was pulled down, contributing to the asset class rising above the line on our Capital Market Line (“CML). Secularly, we see tailwinds like an aging baby boomer population entering senior citizenship age. Cyclically, we see procedures that were delayed from COVID coming back, a big revenue source for the sector. We like both the entry point and characteristics of the defensive sector that typically outperforms during market slowdowns. We also favor Japanese banks as we believe they are the prime beneficiary when interest rates rise after a three-decade low. The BoJ has begun carving out a path to policy normalization and we expect more to come. The asset class will benefit from policy tailwinds as the TOPIX Stock Exchange is targeting listed companies with price-to-book ratios under 1, which should lead to improving ROEs in the sector.

Our CML continues to flatten compared to historical levels, due to deteriorating liquidity resulting from an acceleration of Treasury issuance, coinciding with quantitative tightening. Demand-side props from too much fiscal stimulus will wear off. This landscape continues to pose a significant, broad-based headwind for both valuations and cash flow growth. On the flip side, a noticeable level of dispersion in the market highlights the importance of careful asset class selection, especially regarding the West and the East – where the direction of travel on fundamentals is on a different path.

Since July, round two of tightening financial conditions finally moved beyond the short end to now include the entire US rates curve. Sufficiently restrictive is what sufficiently restrictive does, and the short end by itself could not tame the inflation beast. Will the entire curve, with real rates of 2.5%, now do the job? Beyond rates,

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

reduced liquidity resulting from quantitative tightening (QT) will have a much better chance of hindering growth, and if so, will also widen credit spreads and equity risk premia. Liquidity drainage is also being aided and abetted by the ongoing trend of de-dollarization. Japan, China, and the Global South are selling Treasuries while the Fed allows them to run off at maturity. Continued draining of liquidity spells more cracks in the financial and economic foundation as we enter 2024. If this is “Goldilocks,” it’s a very wobbly version. Growth overshoots are leading to rapidly tightening financial conditions and undershoots will lead to cash flow disappointments. We believe in the next nine to eighteen months from now, this most recent fiscal thrust will have faded, credit tightening will be dominating, and the Fed will be slow in coming to the rescue as inflation remains stubbornly above target. In contrast we continue our focus on the East where stimulus is building, and a cyclical recovery is unfolding. We go into 2024 with a cautious Risk Dial Score of 3.5 with a negative bias.

We acknowledge the recent Fund performance has been disappointing. Our Global Dynamic Asset Allocation strategy, which dates back to 2005, has experienced periods of comparable market volatility and similar magnitudes of drawdown in the past. Coming out of these periods the performance has historically recovered quickly. With most of the strategy’s value historically being derived from asset allocation, we are confident in our ability to position the Fund to best take advantage of the dislocations, across the wide array of asset classes, that lie ahead.

Warm Regards,

Michael Kelly

* Productivity Basket is constituted from a blended allocation to stocks of companies that provide productivity-enhancing technologies towards growing capital expenditure intentions globally.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

You cannot invest directly in an index.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

Definition of Comparative Indices

Bloomberg Global Treasury Index tracks fixed-rate local currency government debt of investment grade countries. The Index represents the Treasury sector of the Global Aggregate Index and currently contains issues from 37 countries denominated in 23 currencies. The three major components of this index are the U.S. Treasury Index, the Pan-European Treasury Index, and the Asian-Pacific Treasury Index, in addition to Canadian, Chilean, Mexican, and South African government bonds.

Consumer Price Index (CPI) is a measure of the average change in prices over time in a fixed market basket of goods and services. It is based on prices of food, clothing, shelter, fuels, transportation fares, charges for doctors’ and dentists’ services, medicine and other goods people buy for day-to-day living. The base was 100 in 1967.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

Comparison of Change in the Value of a $1,000,000 Investment in the PineBridge Dynamic Asset Allocation Fund, Institutional Shares, versus the U.S. Consumer Price Index +5%, and a blended benchmark of 60% MSCI ACWI and 40% Bloomberg Global Treasury Index Hybrid.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2023
	1 Year Return	3 Year Return	5 Year Return	Annualized Inception to Date*
Institutional Shares	4.34%	-0.04%	1.78%	2.93%
Investor Servicing Shares**	4.13%	-0.16%	1.66%	2.84%
U.S. Consumer Price Index +5%	9.21%	10.18%	8.92%	8.28%
60% MSCI ACWI/ 40% Bloomberg Global Treasury Index Hybrid	6.50%	0.36%	3.61%	4.83%

* The PineBridge Dynamic Asset Allocation Fund, Institutional Shares and Investor Servicing Shares, commenced operations on March 2, 2016.

**The graph is based on only Institutional Shares; performance for Investor Shares would be different due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

SECTOR WEIGHTINGS (Unaudited)†

†Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 60.0%

	Shares	Value
Australia — 0.1%
WiseTech Global	2,185	$81,350

Austria — 0.1%
Verbund	1,921	166,910

Belgium — 0.0%
Argenx *	58	27,282

Brazil — 0.9%
Itau Unibanco Holding ADR	26,813	142,377
Localiza Rent a Car	15,516	156,922
MercadoLibre *	171	212,167
Raia Drogasil	53,497	273,865
Rumo	11,291	49,918
Telefonica Brasil ADR	16,928	150,828

		986,077

Canada — 0.2%
Algonquin Power & Utilities	21,453	107,981
Kinaxis *	405	39,549

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
Canada — continued
Northland Power	8,856	$124,466

		271,996

China — 0.4%
Alibaba Group Holding *	15,098	155,435
Alibaba Group Holding ADR *	1,595	131,651
Baidu ADR *	1,562	164,010

		451,096

Denmark — 1.2%
Coloplast, Cl B	264	27,531
Genmab *	73	20,636
Novo Nordisk, Cl B	5,068	488,941
Orsted	2,886	139,449
Vestas Wind Systems*	27,268	591,028

		1,267,585

France — 0.8%
Dassault Systemes	2,414	99,441
Engie	9,769	155,375
EssilorLuxottica	474	85,834
Legrand	1,299	112,372
LVMH Moet Hennessy Louis Vuitton	165	118,129
Sanofi	1,871	169,898
Sartorius Stedim Biotech	142	26,585
Schneider Electric	677	104,161

		871,795

Germany — 0.9%
Bayer	1,818	78,553
E.ON	12,614	150,083
Fresenius & KGaA	944	24,283
Fresenius Medical Care & KGaA	662	21,996
RWE	3,851	147,360
SAP	1,066	142,985
Siemens	895	118,766
Siemens Energy	22,157	196,996
Siemens Healthineers	1,180	58,052

		939,074

Greece — 0.1%
JUMBO	3,979	104,665

Hong Kong — 1.2%
China Construction Bank, Cl H	304,763	172,361

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
Hong Kong — continued
Geely Automobile Holdings	173,278	$196,727
JD Logistics *	56,700	67,138
Lenovo Group	173,841	202,305
Samsonite International *	60,023	185,898
Tencent Holdings	8,866	328,120
Wuxi Biologics Cayman *	29,935	186,128

		1,338,677

Hungary — 0.2%
OTP Bank Nyrt	3,481	129,563
Richter Gedeon Nyrt	4,196	98,385

		227,948

India — 4.7%
AIA Engineering	1,950	82,343
Amara Raja Energy & Mobility	8,000	58,906
Asian Paints	1,800	64,838
Bajaj Auto	1,820	116,099
Bajaj Finance	2,640	237,651
Balkrishna Industries	720	22,084
Bank of Baroda	128,000	301,814
Bank of India	32,000	36,859
Bharat Electronics	15,600	24,993
Canara Bank	26,500	122,431
Central Depository Services India	1,500	26,233
Concord Biotech *	1,950	26,903
Cyient	2,150	41,016
Divi’s Laboratories	2,088	84,974
eClerx Services	9,214	216,795
Eicher Motors	515	20,383
Electronics Mart India *	17,000	38,887
Emami	8,900	54,522
Greenpanel Industries	600	2,553
HDFC Bank	31,682	562,182
Hero MotoCorp	1,830	67,910
Hindustan Unilever	8,450	252,177
ICICI Bank	14,169	155,885
ICICI Bank ADR	8,800	195,272
Indian Bank	34,800	175,637
Info Edge India	1,233	60,510
Infosys ADR	9,600	157,632
Kajaria Ceramics	800	12,124
KSB	1,825	67,064

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
India — continued
Landmark Cars	900	$7,685
Marico	5,200	33,508
NHPC	107,500	64,827
NMDC	57,700	106,934
Petronet LNG	27,000	64,718
PG Electroplast *	2,650	62,684
Polycab India	1,400	82,733
Punjab National Bank	35,400	31,050
Reliance Industries	9,904	272,338
Route Mobile	5,350	99,805
Shree Cement	1,250	385,266
State Bank of India	29,800	202,493
Sun Pharmaceutical Industries	8,800	115,053
Tata Consultancy Services	6,659	269,580
Union Bank of India	43,000	52,525
Varun Beverages	3,800	41,476

		5,179,352

Indonesia — 0.4%
Bank Central Asia	437,482	241,018
Bank Negara Indonesia Persero	532,620	160,737

		401,755

Ireland — 0.1%
Kerry Group, Cl A	848	65,503

Israel — 0.2%
Nice ADR *	1,454	224,425

Italy — 0.6%
Enel	23,059	146,369
ERG	5,745	141,159
Prysmian	4,854	181,768
Terna - Rete Elettrica Nazionale	18,589	142,337

		611,633

Japan — 9.1%
Advantest	4,100	105,610
Ajinomoto	2,900	105,916
Asahi Group Holdings	2,900	104,894
Asics	5,100	161,553
Astellas Pharma	10,700	135,354
Chiba Bank	10,500	78,210
CMK	10,100	44,503

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
Japan — continued
Concordia Financial Group	44,100	$204,906
Dai-ichi Life Holdings	6,000	126,750
FANUC	3,600	89,339
Fuji Electric	5,000	190,373
Fuji Oil Holdings	4,600	73,068
FUJIFILM Holdings	2,000	109,396
Fujikura	9,600	68,948
Fujitsu	600	77,729
Hitachi	5,591	354,395
Insource	8,700	51,278
ITOCHU	5,200	187,309
JCR Pharmaceuticals	4,800	36,736
JMDC	1,600	44,810
Keyence	1,360	526,481
M&A Capital Partners	3,500	63,534
Menicon	2,800	32,461
MINEBEA MITSUMI	3,800	59,581
Mitsubishi Electric	9,000	103,199
Mitsubishi Gas Chemical	2,000	27,032
Mitsubishi UFJ Financial Group	211,400	1,773,466
Mitsui Fudosan	5,400	117,044
Mizuho Financial Group	40,400	685,927
Morinaga Milk Industry	1,900	74,109
NEC	4,000	192,603
Nidec	1,300	47,685
Nippon Telegraph & Telephone	327,300	385,159
Nitori Holdings	500	54,147
Obic	500	73,908
Omron	1,700	60,906
Pan Pacific International Holdings	5,000	96,829
Raito Kogyo	3,900	50,481
Renesas Electronics *	7,300	95,890
Rengo	22,600	149,667
Seven & i Holdings	3,900	142,891
Shin-Etsu Chemical	3,700	110,643
SMC	300	138,529
Sony Group	2,300	191,220
Sumitomo Mitsui Financial Group	25,100	1,210,020
Sumitomo Mitsui Trust Holdings	6,600	247,479
Suzuki Motor	3,200	124,198
Takasago Thermal Engineering	4,100	80,953

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
Japan — continued
Tokyu	12,300	$138,855
Toyota Motor	21,800	381,364
Yamaha	1,400	37,394
Yaskawa Electric	2,100	68,740

		9,893,472

Mexico — 0.6%
Fomento Economico Mexicano	15,752	178,096
Grupo Financiero Banorte, Cl O	35,529	287,814
Wal-Mart de Mexico	65,227	233,716

		699,626

Netherlands — 0.2%
Argenx ADR *	119	55,879
ASM International	212	87,488
Koninklijke Philips *	3,166	60,225

		203,592

Portugal — 0.3%
EDP - Energias de Portugal	34,482	144,911
EDP Renovaveis	8,509	136,884

		281,795

Russia — 0.0%
Yandex, Cl A * (D)	16,554	–

South Africa — 0.1%
FirstRand	41,967	138,353

South Korea — 1.2%
Doosan Bobcat	6,082	174,742
Samsung Electronics	14,281	710,835
SK Hynix	5,480	475,895

		1,361,472

Spain — 0.6%
Acciona	1,128	142,211
Amadeus IT Group, Cl A	2,011	114,773
Endesa	7,480	140,734
Iberdrola	13,184	146,633
Redeia	9,516	148,401

		692,752

Sweden — 0.1%
Atlas Copco, Cl A	2,657	34,406

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
Sweden — continued
Hexagon, Cl B	8,969	$73,094

		107,500

Switzerland — 0.8%
ABB	2,697	90,613
Lonza Group	87	30,468
Novartis	3,289	307,915
Roche Holding	1,320	340,177
Sandoz Group *	658	17,097
Sonova Holding	85	20,146
Straumann Holding	322	38,055

		844,471

Taiwan — 1.5%
Chailease Holding	42,299	229,453
Delta Electronics	16,978	153,004
MediaTek	5,789	151,089
Taiwan Semiconductor Manufacturing	65,623	1,071,789

		1,605,335

United Kingdom — 1.2%
AstraZeneca	3,408	426,695
Coats Group	52,654	43,263
Experian	12,046	365,461
GSK	6,559	116,926
Sage Group	7,799	92,136
Spirax-Sarco Engineering	448	44,716
SSE	7,594	150,920
Weir Group	5,149	106,948

		1,347,065

United States — 32.2%
Communication Services — 1.1%
Alphabet, Cl A *	4,777	592,730
AT&T	5,624	86,610
Comcast, Cl A	5,377	222,017
Interpublic Group	253	7,185
Meta Platforms, Cl A *	876	263,912
Netflix *	136	55,990
Warner Bros Discovery *	1,116	11,093

		1,239,537

Consumer Discretionary — 1.5%
Airbnb, Cl A *	182	21,529
Amazon.com *	2,765	367,994

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

United States — continued

Consumer Discretionary — continued
Aramark	2,652	$71,418
Best Buy	299	19,979
Booking Holdings *	19	53,002
Carter’s	234	15,715
Cracker Barrel Old Country Store	246	16,325
Dillard’s, Cl A	35	10,866
Expedia Group *	152	14,484
Floor & Decor Holdings, Cl A *	105	8,652
General Motors	1,992	56,174
Genuine Parts	234	30,153
Grand Canyon Education *	134	15,856
Kohl’s	449	10,125
LKQ	748	32,852
Lowe’s	874	166,558
Mobileye Global, Cl A *	3,641	129,875
NIKE, Cl B	336	34,531
NVR*	10	54,126
O’Reilly Automotive *	93	86,531
Pool	28	8,842
Texas Roadhouse, Cl A	521	52,902
TJX	751	66,141
Ulta Beauty *	40	15,252
Yum China Holdings	6,093	320,248

		1,680,130

Consumer Staples — 0.8%
Altria Group	1,212	48,686
Brown-Forman, Cl B	153	8,592
Coca-Cola	1,881	106,258
Costco Wholesale	124	68,503
Kraft Heinz	1,040	32,718
PepsiCo	639	104,336
Philip Morris International	824	73,468
Procter & Gamble	1,031	154,681
Sprouts Farmers Market *	302	12,690
Tyson Foods, Cl A	205	9,502
Walmart	1,433	234,166

		853,600

Energy — 0.7%
Chevron	497	72,428

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

United States — continued

Energy — continued
EOG Resources	559	$70,574
Exxon Mobil	1,166	123,421
Magnolia Oil & Gas, Cl A	497	11,158
Marathon Oil	561	15,321
Marathon Petroleum	263	39,779
Occidental Petroleum	598	36,962
Phillips 66	407	46,426
Schlumberger	5,865	326,446
Valero Energy	266	33,782

		776,297

Financials — 1.7%
American Express	574	83,821
American International Group	1,008	61,800
Ameriprise Financial	137	43,096
Bank OZK	2,701	96,723
Chimera Investment †	8,086	38,813
CME Group, Cl A	472	100,753
Evercore, Cl A	582	75,765
Goldman Sachs Group	392	119,015
Jack Henry & Associates	103	14,522
Janus Henderson Group	366	8,444
JPMorgan Chase	1,134	157,694
Kemper	531	21,176
LPL Financial Holdings	802	180,065
MarketAxess Holdings	136	29,070
Mastercard, Cl A	237	89,195
NerdWallet, Cl A *	961	10,360
Principal Financial Group	463	31,336
Progressive	907	143,388
State Street	2,131	137,727
Synchrony Financial	617	17,307
T Rowe Price Group	371	33,575
Visa, Cl A	1,004	236,040
Willis Towers Watson	317	74,777

		1,804,462

Health Care — 8.4%
Abbott Laboratories	4,278	404,485
AbbVie	3,631	512,625
Agilent Technologies	422	43,622

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
United States — continued

Health Care — continued
Alcon	1,205	$85,941
Align Technology *	122	22,520
Alnylam Pharmaceuticals *	196	29,753
Amgen	1,089	278,457
Baxter International	1,006	32,625
Becton Dickinson	531	134,226
Biogen *	344	81,714
BioMarin Pharmaceutical *	462	37,630
Bio-Rad Laboratories, Cl A *	104	28,629
Boston Scientific *	3,284	168,108
Bristol-Myers Squibb	4,392	226,320
Cardinal Health	719	65,429
Catalent *	470	16,163
Cencora, Cl A	208	38,511
Centene *	1,127	77,740
Charles River Laboratories International *	639	107,582
Cigna Group	548	169,442
Cooper	42	13,094
CVS Health	2,039	140,711
Danaher	1,001	192,212
Dexcom *	660	58,628
Edwards Lifesciences *	1,116	71,112
Elanco Animal Health *	999	8,801
Elevance Health	448	201,640
Eli Lilly	1,493	827,017
Enovis*	168	7,711
GE HealthCare Technologies	856	56,984
Gilead Sciences	1,368	107,443
HCA Healthcare	251	56,761
Humana	322	168,628
IDEXX Laboratories *	288	115,047
Illumina *	345	37,750
Intuitive Surgical *	556	145,794
IQVIA Holdings *	311	56,238
Johnson & Johnson	4,434	657,740
Laboratory Corp of America Holdings	119	23,768
McKesson	235	107,010
Medtronic	2,477	174,777
Merck	5,035	517,094
Mettler-Toledo International *	36	35,467

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
United States — continued

Health Care — continued
Moderna *	573	$43,525
Pfizer	9,001	275,071
Quest Diagnostics	84	10,928
Regeneron Pharmaceuticals *	182	141,940
ResMed	238	33,610
Revvity	364	30,157
STERIS	172	36,117
Stryker	632	170,779
Teleflex	50	9,238
Thermo Fisher Scientific	912	405,630
UnitedHealth Group	1,702	911,523
Veeva Systems, Cl A *	905	174,403
Vertex Pharmaceuticals *	599	216,904
Viatris	5,949	52,946
Waters *	334	79,669
West Pharmaceutical Services	150	47,744
Zimmer Biomet Holdings	201	20,986
Zoetis, Cl A	952	149,464

		9,153,583

Industrials — 2.8%
3M	255	23,192
Acuity Brands	61	9,880
Allegion	1,124	110,557
Allison Transmission Holdings	189	9,529
Automatic Data Processing	257	56,083
Broadridge Financial Solutions	859	146,580
Carrier Global	209	9,961
Caterpillar	258	58,321
Cintas	72	36,513
Dover	70	9,096
Equifax	1,866	316,418
Expeditors International of Washington	225	24,581
Fastenal	331	19,311
FedEx	134	32,173
Generac Holdings *	1,502	126,273
General Electric	1,064	115,582
Honeywell International	1,451	265,910
IDEX	74	14,164
Illinois Tool Works	967	216,724
Ingersoll Rand	159	9,648

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
United States — continued

Industrials — continued
L3Harris Technologies	203	$36,420
MasTec *	2,125	126,310
Nordson	42	8,929
Northrop Grumman	168	79,200
Old Dominion Freight Line	100	37,666
Otis Worldwide	1,357	104,774
Parker-Hannifin	65	23,979
Paycom Software	416	101,908
Quanta Services	933	155,923
Republic Services, Cl A	574	85,233
Rockwell Automation	440	115,636
Rollins	245	9,214
Stericycle *	223	9,197
Sunrun *	12,020	115,993
Symbotic, Cl A *	2,278	77,520
Trane Technologies	96	18,270
Uber Technologies *	259	11,210
Union Pacific	438	90,933
United Parcel Service, Cl B	405	57,206
Veralto *	334	23,023
Verisk Analytics, Cl A	97	22,054
Watsco	28	9,769
Werner Enterprises	231	8,390
Westinghouse Air Brake Technologies	983	104,218
WW Grainger	26	18,976

		3,062,447

Information Technology — 13.8%
Accenture, Cl A	320	95,069
Adobe *	617	328,281
Analog Devices	618	97,230
ANSYS *	312	86,817
Apple	4,146	708,013
Applied Materials	321	42,484
Arista Networks *	745	149,276
Aspen Technology *	354	62,924
Atlassian, Cl A *	778	140,538
Autodesk *	851	168,183
Broadcom	671	564,559
Cadence Design Systems *	173	41,494
CCC Intelligent Solutions Holdings *	5,200	56,004

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
United States — continued

Information Technology — continued
Check Point Software Technologies *	2,263	$303,808
Cisco Systems	2,201	114,738
Cloudflare, Cl A *	1,851	104,933
Corning	600	16,056
Crowdstrike Holdings, Cl A *	1,582	279,650
Datadog, Cl A *	1,945	158,459
DocuSign, Cl A *	3,296	128,148
Dolby Laboratories, Cl A	122	9,875
Dynatrace *	3,106	138,869
Enphase Energy *	1,462	116,346
First Solar *	990	141,026
Fortinet *	9,349	534,482
GoDaddy, Cl A *	1,333	97,616
HubSpot *	225	95,348
International Business Machines	860	124,390
Intuit	486	240,546
Keysight Technologies *	170	20,749
KLA	61	28,652
Lam Research	58	34,117
Manhattan Associates *	562	109,579
Marvell Technology	1,885	89,010
Microchip Technology	1,282	91,394
Microsoft	12,200	4,124,942
MongoDB, Cl A *	304	104,755
Motorola Solutions	434	120,852
NetApp	139	10,116
NVIDIA	3,720	1,517,016
NXP Semiconductors	157	27,072
Okta, Cl A *	2,324	156,661
ON Semiconductor *	1,018	63,768
Oracle	2,505	259,017
Palantir Technologies, Cl A *	5,328	78,854
Palo Alto Networks *	1,984	482,152
PTC *	559	78,495
QUALCOMM	1,596	173,948
Roper Technologies	348	170,022
Salesforce *	1,529	307,069
ServiceNow *	477	277,542
Snowflake, Cl A *	1,035	150,210
SolarEdge Technologies *	1,160	88,102

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
United States — continued

Information Technology — continued
Splunk *	1,709	$251,496
Synopsys *	103	48,352
TE Connectivity	1,091	128,574
Teradyne	926	77,108
Texas Instruments	1,554	220,684
Trimble *	1,511	71,213
VeriSign *	52	10,382
Workday, Cl A *	588	124,485
Zebra Technologies, Cl A *	310	64,923
Zoom Video Communications, Cl A *	1,626	97,527
Zscaler *	1,277	202,647

		15,006,647

Materials — 0.2%
DuPont de Nemours	227	16,544
Freeport-McMoRan	424	14,323
International Paper	403	13,593
Linde	346	132,227
Louisiana-Pacific	149	7,640
LyondellBasell Industries, Cl A	341	30,772
Newmont	1,042	39,044
Nucor	66	9,754

		263,897

Real Estate — 0.2%
Empire State Realty Trust, Cl A †	1,447	11,706
Equity Residential †	1,125	62,246
Jones Lang LaSalle *	122	15,606
Kilroy Realty †	335	9,575
Park Hotels & Resorts †	814	9,385
Public Storage †	326	77,820

		186,338

Utilities — 1.0%
Avangrid	4,473	133,609
Brookfield Renewable, Cl A	5,871	133,624
Clearway Energy, Cl C	6,419	139,356
Constellation Energy	2,301	259,829
IDACORP	1,610	152,483
NextEra Energy	2,308	134,556

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
United States — continued

Utilities — continued
PPL	5,917	$145,381

		1,098,838

		35,125,776

TOTAL COMMON STOCK (Cost $56,886,920)		65,518,332

CORPORATE OBLIGATIONS — 8.8%

	Face Amount(1)
Communication Services — 1.4%
Chindata Group Holdings 10.500%, 02/23/2026	$200,000	206,549
Network i2i 5.650%, H15T5Y + 4.274%, (A) (B)	313,000	302,883
Verizon Communications 6.726%, TSFR3M + 1.362%, 05/15/2025(A)	972,000	982,536

		1,491,968

Consumer Discretionary — 0.7%
Home Depot 3.750%, 02/15/2024	320,000	318,342
MGM China Holdings 5.375%, 05/15/2024	218,000	214,223
Wynn Macau 5.500%, 01/15/2026	270,000	250,791

		783,356

Energy — 0.4%
Continuum Energy Levanter Pte 4.500%, 02/09/2027	178,250	165,149
Indika Energy Capital IV Pte 8.250%, 10/22/2025	250,000	247,688

		412,837

Financials — 2.5%
Bank of East Asia MTN 5.825%, H15T5Y + 5.527%, (A) (B)	250,000	196,250
Bank of New York Mellon MTN 5.615%, SOFRRATE + 0.260%, 04/26/2024(A)	619,000	618,067
European Investment Bank 0.625%, 07/25/2025	780,000	721,207

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount(1)		Value
Financials (continued)
Fortune Star BVI 5.950%, 10/19/2025		$257,000	$188,493
Huarong Finance II MTN 5.500%, 01/16/2025		256,000	245,760
Mastercard 2.000%, 03/03/2025		622,000	594,464
Westpac Banking 5.000%, USISDA05 + 2.888%, (A) (B)		175,000	152,711

			2,716,952

Health Care — 1.4%
Bristol-Myers Squibb 3.625%, 05/15/2024		1,552,000	1,534,131

Industrials — 0.5%
Celestial Miles 5.750%, H15T5Y + 8.205%, (A) (B)		225,000	221,134
GLP China Holdings MTN 4.000%, 07/02/2024	CNY	1,000,000	93,479
India Airport Infra 6.250%, 10/25/2025		250,000	241,555

			556,168

Real Estate — 1.4%
Hopson Development Holdings 6.800%, 12/28/2023		200,000	183,046
Melco Resorts Finance 4.875%, 06/06/2025		312,000	294,840
New Metro Global 4.800%, 12/15/2024		200,000	62,000
RKPF Overseas 6.700%, 09/30/2024		220,000	150,242
5.900%, 03/05/2025		450,000	256,851
Scentre Group Trust 2 4.750%, H15T5Y + 4.379%, 09/24/2080(A)		200,000	179,564
Yanlord Land HK 6.800%, 02/27/2024		380,000	342,190

			1,468,733

Utilities — 0.5%
Greenko Solar Mauritius 5.550%, 01/29/2025		218,000	208,190

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount(1)		Value
Utilities (continued)
India Green Energy Holdings 5.375%, 04/29/2024		$250,000	$245,183
LLPL Capital Pte 6.875%, 02/04/2039		160,920	140,106
Origin Energy Finance MTN 2.650%, 11/11/2027	AUD	30,000	17,943

			611,422

TOTAL CORPORATE OBLIGATIONS (Cost $9,890,841)			9,575,567

SOVEREIGN DEBT — 3.0%

Brazil Letras do Tesouro Nacional 0.000%, 04/01/2024(C)	BRL	17,200,000	3,264,175

TOTAL SOVEREIGN DEBT (Cost $3,375,046)			3,264,175

EXCHANGE TRADED FUNDS — 2.6%

	Shares
Invesco DB Base Metals Fund		42,413	776,582
Invesco DB Precious Metals Fund		36,047	1,823,257
Xtrackers Harvest CSI 300 China A-Shares ETF		8,779	218,597

TOTAL EXCHANGE TRADED FUNDS (Cost $2,881,980)			2,818,436

U.S. TREASURY OBLIGATION — 2.3%

	Face Amount(1)
U.S. Treasury Notes 2.000%, 06/30/2024		2,579,000	2,520,167

TOTAL U.S. TREASURY OBLIGATION (Cost $2,526,293)			2,520,167

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

CONVERTIBLE BOND — 0.2%

	Face Amount(1)	Value
Meituan 0.000%, 04/27/2027(C)	$200,000	$178,800

TOTAL CONVERTIBLE BONDS (Cost $178,996)		178,800

TOTAL INVESTMENTS — 76.9% (Cost $75,740,076)		$83,875,477

Percentages are based on Net Assets of $109,102,025.

*	Non-income producing security.
†	Real Estate Investment Trust.
(1)	In U.S. dollars unless otherwise indicated.
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)	Perpetual security with no stated maturity date.
(C)	Zero coupon security.
(D)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

CNY — Chinese Yuan

EAFE — Europe, Australasia and Far East

ETF — Exchange Traded Fund

EUR — Euro

FTSE— Financial Times Stock Exchange

GBP — British Pound Sterling

H15T5Y — Harmonized Index of Consumer Prices 5 Year

IFSC — International Financial Services Center

INR — Indian Rupee

JPY — Japanese Yen

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

S&P— Standard & Poor’s

SOFRRATE — Secured Overnight Financing Rate

TOPIX- Tokyo Price Index

TSFR3M — Term Secured Overnight Financing Rate 3 Month

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

USD — U.S. Dollar

USISDA — U.S. International Swaps and Derivatives Association

A list of the outstanding forward foreign currency contracts held by the Fund at October 31, 2023, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)

Morgan Stanley	12/20/23	USD	6,363,641	INR	530,336,646	$(5,068)
Morgan Stanley	12/20/23	USD	44,241,399	JPY	6,445,271,941	(1,345,574)
Morgan Stanley	12/20/23	GBP	5,900,000	USD	7,220,442	46,288
Morgan Stanley	12/20/23	EUR	14,955,000	USD	15,948,373	86,037
Morgan Stanley	12/20/23	CAD	5,429,000	USD	3,979,983	61,514
Morgan Stanley	12/20/23	AUD	4,955,000	USD	3,177,512	28,874
Morgan Stanley	12/20/23	JPY	4,273,873,000	USD	29,119,772	675,464
Morgan Stanley	12/20/23	USD	5,947,683	EUR	5,627,000	20,713
Morgan Stanley	12/20/23	INR	234,411,000	USD	2,803,880	(6,636)
Morgan Stanley	12/20/23	USD	12,599,372	GBP	10,147,000	(261,043)
Morgan Stanley	12/20/23	USD	5,705,139	AUD	8,853,000	(79,530)
Morgan Stanley	12/20/23	USD	21,290,187	EUR	19,752,000	(339,813)
Morgan Stanley	12/20/23	USD	6,904,091	CAD	9,359,000	(149,080)
Morgan Stanley	12/20/23	INR	345,710,000	USD	4,150,579	5,622
Morgan Stanley	04/01/24	BRL	44,300,000	USD	8,898,155	265,153
Morgan Stanley	04/01/24	USD	8,921,029	BRL	44,300,000	(288,027)

						$(1,285,106)

The open futures contracts held by the Fund at October 31, 2023, are as follows:

					Unrealized
	Number of	Expiration	Notional		Appreciation/
Type of Contract	Contracts	Date	Amount †	Value	(Depreciation)
Long Contracts
FTSE China A50	282	11/29/23	$3,334,686	$3,383,154	$48,468
Hang Seng China Enterprises Index	147	11/29/23	5,538,793	5,531,344	(3,968)
U.S. 5-Year Treasury Notes	106	12/29/23	11,246,144	11,074,516	(171,628)
U.S. 10-Year Treasury Notes	137	12/19/23	14,825,944	14,545,547	(280,397)
U.S. Ultra Long Treasury Bond	49	12/19/23	5,582,680	5,515,562	(67,118)

			$40,528,247	$40,050,123	$(474,643)

Short Contracts
IFSC Nifty50 Index	(11)	11/30/23	$(426,595)	$(421,586)	$5,009
MSCI EAFE Index	(84)	12/15/23	(8,819,226)	(8,291,220)	528,006
MSCI Emerging Markets	(175)	12/15/23	(8,644,216)	(8,043,000)	601,216
S&P 500 Index E-MINI	(109)	12/15/23	(24,600,473)	(22,956,763)	1,643,710

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

					Unrealized
	Number of	Expiration	Notional		Appreciation/
Type of Contract	Contracts	Date	Amount †	Value	(Depreciation)
TOPIX Index	(31)	12/7/23	$(4,758,463)	$(4,609,863)	$88,568

			$(47,248,973)	$(44,322,432)	$2,866,509

			$(6,720,726)	$(4,272,309)	$2,391,866

†	The foreign exchange rate for the contract notional amounts are based on prevailing exchange rates on the date the respective contracts were opened.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

The following is a summary of the level inputs used as of October 31, 2023, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$81,350	$—	$81,350
Austria	—	166,910	—	166,910
Belgium	—	27,282	—	27,282
Brazil	986,077	—	—	986,077
Canada	271,996	—	—	271,996
China	295,661	155,435	—	451,096
Denmark	—	1,267,585	—	1,267,585
France	—	871,795	—	871,795
Germany	—	939,074	—	939,074
Greece	104,665	—	—	104,665
Hong Kong	—	1,338,677	—	1,338,677
Hungary	98,385	129,563	—	227,948
India	379,807	4,799,545	—	5,179,352
Indonesia	—	401,755	—	401,755
Ireland	—	65,503	—	65,503
Israel	224,425	—	—	224,425
Italy	—	611,633	—	611,633
Japan	—	9,893,472	—	9,893,472
Mexico	699,626	—	—	699,626
Netherlands	55,879	147,713	—	203,592
Portugal	—	281,795	—	281,795
Russia	—	—	—^	—
South Africa	—	138,353	—	138,353
South Korea	—	1,361,472	—	1,361,472
Spain	—	692,752	—	692,752
Sweden	—	107,500	—	107,500
Switzerland	17,097	827,374	—	844,471
Taiwan	—	1,605,335	—	1,605,335
United Kingdom	43,263	1,303,802	—	1,347,065
United States	35,125,776	—	—	35,125,776

Total Common Stock	38,302,657	27,215,675	—	65,518,332

Corporate Obligations	—	9,575,567	—	9,575,567
Sovereign Debt	—	3,264,175	—	3,264,175
Exchange Traded Funds	2,818,436	—	—	2,818,436
U.S. Treasury Obligation	—	2,520,167	—	2,520,167
Convertible Bond	—	178,800	—	178,800

Total Investments in Securities	$41,121,093	$42,754,384	$—	$83,875,477

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Contracts*
Unrealized Appreciation	$–	$1,189,665	$–	$1,189,665
Unrealized Depreciation	–	(2,474,771)	–	(2,474,771)
Futures Contracts*
Unrealized Appreciation	2,914,977	–	–	2,914,977
Unrealized Depreciation	(523,111)	–	–	(523,111)

Total Other Financial Instruments	$2,391,866	$(1,285,106)	$–	$1,106,760

^	This category includes securities with a value of $ 0.
*	Forward foreign currency contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—“ are $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $75,740,076)	$83,875,477
Foreign Currency, at Value (Cost $2,581,746)	2,576,715
Cash and Cash Equivalents	31,169,023
Receivable for Investment Securities Sold	54,814,956
Cash Pledged as Collateral for Futures Contracts	7,036,456
Cash Pledged as Collateral for Forward Foreign Currency Contracts	1,380,000
Unrealized Appreciation on Forward Foreign Currency Contracts	1,189,665
Foreign Currency Deposits with Broker for Futures Contracts at Value	418,008
Dividend and Interest Receivable	406,012
Reclaim Receivable	234,723
Variation Margin Receivable	138,350
Unrealized Appreciation on Foreign Spot Currency Contracts	39,641
Receivable for Capital Shares Sold	531
Other Prepaid Expenses	8,793

Total Assets	183,288,350

Liabilities:
Payable for Capital Shares Redeemed	70,794,276
Unrealized Depreciation on Forward Foreign Currency Contracts	2,474,771
Variation Margin Payable	451,208
Accrued Foreign Capital Gains Tax on Appreciated Securities	172,086
Payable for Investment Securities Purchased	105,682
Payable due to Investment Adviser	73,662
Payable due to Administrator	18,367
Shareholder Servicing Fees Payable	11,145
Chief Compliance Officer Fees Payable	2,458
Payable due to Trustees	50
Other Accrued Expenses and Other Payables	82,620

Total Liabilities	74,186,325

Commitments and Contingencies †
Net Assets	$109,102,025

NET ASSETS CONSIST OF:
Paid-in Capital	$156,007,355
Total Accumulated Losses	(46,905,330)

Net Assets	$109,102,025

Institutional Shares:
Net Assets	$105,555,546
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	10,190,235
Net Asset Value, Offering and Redemption Price Per Share	$10.36

Investor Servicing Shares:
Net Assets	$3,546,479
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	342,892
Net Asset Value, Offering and Redemption Price Per Share	$10.34

† See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2023
Investment Income:
Dividends	$5,359,610
Interest	5,905,865
Less: Foreign Taxes Withheld	(172,490)

Total Investment Income	11,092,985

Expenses:
Investment Advisory Fees	2,597,607
Administration Fees	415,503
Trustees’ Fees	21,686
Shareholder Servicing Fees, Investor Servicing Shares	7,811
Chief Compliance Officer Fees	6,863
Custodian Fees	63,740
Legal Fees	63,156
Transfer Agent Fees	58,031
Registration and Filing Fees	41,498
Audit Fees	28,125
Printing Fees	23,000
Pricing Fees	16,651
Other Expenses	53,051

Total Expenses	3,396,722

Less:
Waiver of Investment Advisory Fees	(793,609)

Net Expenses	2,603,113

Net Investment Income	8,489,872

Net Realized Gain (Loss) on:
Investments (net of Foreign Capital Gains Tax on Appreciated Securities of $(62,212))	(2,468,652)
Futures Contracts	(6,440,136)
Forward Foreign Currency Contracts	(6,153,930)
Foreign Currency Transactions	493,341

Net Realized Loss	(14,569,377)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	23,548,650
Futures Contracts	7,790,251
Foreign Capital Gains Tax on Appreciated Securities	(167,363)
Forward Foreign Currency Contracts	163,324
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	21,444

Net Change in Unrealized Appreciation (Depreciation)	31,356,306

Net Realized and Unrealized Gain	16,786,929

Net Increase in Net Assets Resulting from Operations	$25,276,801

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$8,489,872	$5,215,708
Net Realized Loss	(14,569,377)	(58,586,941)
Net Change in Unrealized Appreciation (Depreciation)	31,356,306	(54,303,730)

Net Increase (Decrease) in Net Assets Resulting From Operations	25,276,801	(107,674,963)

Distributions:
Institutional Shares	(27,150)	(26,063,584)
Investor Servicing Shares	–	(333,355)

Total Distributions	(27,150)	(26,396,939)

Capital Share Transactions:(1)
Institutional Shares
Issued	4,606,890	288,940,688
Reinvestment of Distributions	26,296	25,867,199
Redeemed	(312,607,660)	(19,344,900)

Net Institutional Shares Transactions	(307,974,474)	295,462,987

Investor Servicing Shares
Issued	269,766	353,532
Reinvestment of Distributions	–	322,444
Redeemed	(1,939,489)	(597,397)

Net Investor Servicing Shares Transactions	(1,669,723)	78,579

Net Increase (Decrease) in Net Assets From Capital Share Transactions	(309,644,197)	295,541,566

Total Increase (Decrease) in Net Assets	(284,394,546)	161,469,664

Net Assets:
Beginning of Year	393,496,571	232,026,907

End of Year	$109,102,025	$393,496,571

(1)	See Note 9 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Date & Ratios
For a Share Outstanding
Throughout Each Year

Institutional Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$9.93	$13.56	$11.08	$10.87	$10.56

Income (Loss) from Investment Operations:
Net Investment Income*	0.26	0.14	0.12	0.13	0.20
Net Realized and Unrealized Gain (Loss)	0.17	(3.07)	2.52	0.25	0.37

Total from Investment Operations	0.43	(2.93)	2.64	0.38	0.57

Dividends and Distributions:
Net Investment Income	(0.00)^	(0.04)	(0.16)	(0.17)	(0.03)
Net Realized Gains	–	(0.66)	–	–	(0.23)

Total Dividends and Distributions	0.00	(0.70)	(0.16)	(0.17)	(0.26)

Net Asset Value, End of Year	$10.36	$9.93	$13.56	$11.08	$10.87

Total Return†	4.34%	(22.75)%	23.94%	3.46%	5.66%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$105,556	$388,514	$225,285	$195,263	$207,452
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	0.98%	0.99%	1.05%	1.13%	1.13%
Ratio of Net Investment Income to Average Net Assets	2.45%	1.26%	0.95%	1.24%	1.88%
Portfolio Turnover Rate	105%	145%	130%	144%	119%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Per share calculations were performed using average shares for the period.

^	Amount represents less than $0.005 per share.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Date & Ratios
For a Share Outstanding
Throughout Each Year

Investor Servicing Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$9.93	$13.55	$11.07	$10.86	$10.55

Income (Loss) from Investment Operations:
Net Investment Income*	0.25	0.12	0.12	0.12	0.18
Net Realized and Unrealized Gain (Loss)	0.16	(3.06)	2.51	0.25	0.38

Total from Investment Operations	0.41	(2.94)	2.63	0.37	0.56

Dividends and Distributions:
Net Investment Income	–	(0.02)	(0.15)	(0.16)	(0.02)
Net Realized Gains	–	(0.66)	–	–	(0.23)

Total Dividends and Distributions	0.00	(0.68)	(0.15)	(0.16)	(0.25)

Net Asset Value, End of Year	$10.34	$9.93	$13.55	$11.07	$10.86

Total Return†	4.13%	(22.83)%	23.85%	3.34%	5.58%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$3,546	$4,983	$6,742	$17,529	$16,053
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.81%	0.87%	0.90%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.13%	1.14%	1.11%	1.25%	1.28%
Ratio of Net Investment Income to Average Net Assets	2.30%	1.04%	0.94%	1.11%	1.69%
Portfolio Turnover Rate	105%	145%	130%	144%	119%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the PineBridge Dynamic Asset Allocation Fund (the “Fund”). The investment objective of the Fund is to seek total return. The Fund is classified as a diversified investment company. PineBridge Investments LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund currently offers Institutional Shares and Investor Servicing Shares. The Fund commenced operations on March 2, 2016. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Fund uses Intercontinental Exchange Data Pricing & Reference Data, LLC (“ICE”) as a third party fair valuation vendor when the fair value trigger is met. ICE provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2023, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During year ended October 31, 2023, the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Contracts — The Fund enters into forward foreign currency contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the year is presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2023.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

For the year ended October 31, 2023, the average quarterly balances of forward foreign currency contracts were as follows:

Average Quarterly Notional Contracts Purchased	$(156,721,565)
Average Quarterly Notional Contracts Sold	$39,764,461

Futures Contracts — The Fund utilized futures contracts during the year ended October 31, 2023. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the Board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2023.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

For the year ended October 31, 2023, the average quarterly notional amount of futures contracts held were as follows:

Average Quarterly Notional Balance Long	$104,847,016
Average Quarterly Notional Balance Short	$(84,818,927)

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date.

3. Derivative Transactions:

The following tables include the Fund’s exposure by type of risk on derivatives held throughout the period.

The fair value of derivative instruments as of October 31, 2023, was as follows:

	Asset Derivatives			Liability Derivatives

	Statement of Assets and Liability Location	Fair Value		Statement of Assets and Liability Location	Fair Value

Derivatives not accounted for as hedging instruments:

Equity contracts	Unrealized appreciation on futures contracts	$ 2,914,977	*	Unrealized depreciation on futures contracts	$ 3,968	*

Interest rate contracts	Unrealized appreciation on futures contracts	—	*	Unrealized depreciation on futures contracts	519,143

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,189,665		Unrealized depreciation on forward foreign currency contracts	2,474,771

Total		$ 4,104,642			$ 2,997,882

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin, if any, is reported within the Statement of Assets

& Liabilities.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Total

Foreign exchange contracts	$—	$(6,153,930)	$(6,153,930)

Equity contracts	(5,259,923)	—	(5,259,923)

Interest rate contracts	(1,180,213)	—	(1,180,213)

Total	$(6,440,136)	$(6,153,930)	$(12,594,066)

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Total

Foreign exchange contracts	$—	$163,324	$163,324

Equity contracts	2,001,574	—	2,001,574

Interest rate contracts	5,788,677	—	5,788,677

Total	$7,790,251	$163,324	$7,953,575

4. Offsetting Assets and Liabilities:

The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

The following is a summary of derivatives subject to master netting agreements and the collateral (received)/pledged by counterparty in connection with the master netting agreements as of October 31, 2023:

Counterparty	Gross Assets Recognized in the Statement of Assets and Liabilities	Gross Liabilities Recognized in the Statement of Assets and Liabilities	Net Amount Available to be Offset	Collateral Pledged or (Received) †	Net Amount ‡

	Forward Foreign
	Currency Contracts

Morgan Stanley	$ 1,189,665	$(2,474,771)	$(1,285,106)	$1,285,106	$—

Total	$ 1,189,665	$(2,474,771)	$(1,285,106)	$1,285,106	$—

† Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

‡ Represents receivable from/payable to counterparty in the event of default.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

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ASSET ALLOCATION FUND
OCTOBER 31, 2023

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2023, the Fund paid $415,503 for these services.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.15% of average daily net assets of Investor Servicing Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the year ended October 31, 2023, the Investor Servicing Shares incurred $7,811 for these services. Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Apex Fund Services serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser had contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses on securities sold short, interest, taxes, acquired fund fee expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.75% of the average daily net assets of the

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ASSET ALLOCATION FUND
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Fund’s Investor Servicing Shares and Institutional Shares until April 30, 2024 (the “Expense Limitation”). Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2023. The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2024. As of October 31, 2023, the fees which were previously waived and/ or reimbursed to the Fund by the Adviser, which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed to the Adviser were $725,811, $990,512 and $793,609 expiring in 2024, 2025 and 2026, respectively. During the year ended October 31, 2023, the Fund did not recapture any previously waived fees and/or reimbursed expenses.

8. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the year ended October 31, 2023, were as follows:

Purchases

U.S. Government	$24,396,441

Other	213,874,550

Sales

U.S. Government	$81,279,110

Other	352,649,241

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

9. Share Transactions:

	Year Ended October 31, 2023	Year Ended October 31, 2022
Institutional Shares
Issued	423,409	22,168,219
Reinvestment of Distributions	2,485	2,041,425
Redeemed	(29,366,995)	(1,688,836)

Total Institutional Shares Transactions	(28,941,101)	22,520,808

Investor Servicing Shares
Issued	24,998	30,711
Reinvestment of Distributions	–	25,467
Redeemed	(184,072)	(51,618)

Total Investor Servicing Shares Transactions	(159,074)	4,560

Net Increase (Decrease) in Shares Outstanding From Share Transactions	(29,100,175)	22,525,368

10. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences are primarily related to investments in foreign currency, paydown adjustments, REIT adjustments, passive foreign investment companies, perpetual bond adjustments, GAAP amortized adjustment and India capital gains adjustments.

There are no permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings (Accumulated Losses) as of October 31, 2023.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

The tax character of dividends or distributions declared during the years ended October 31:

	Ordinary Income	Long-Term Capital Gain	Total
2023	$27,150	$—	$27,150
2022	11,700,941	14,695,998	26,396,939

As October 31, 2023 of the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	$3,115,603
Capital Loss Carryforwards	(55,857,700)
Unrealized Appreciation	5,827,791
Other Temporary Differences	8,976

Total Accumulated Losses	$(46,905,330)

As of October 31, 2023, The Fund has short-term capital losses carried forward of $52,186,522 and long-term capital losses carried forward of $3,671,178. The utilization of carryforward capital losses may be subject to an annual limitation.

For Federal income tax purposes, the difference between Federal tax cost and book cost are primarily due to mark-to-market on PFIC securities, GAAP amortization adjustment, perpetual bonds and wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2023, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation*
$ 78,021,862	$ 12,053,521	$ (6,053,647)	$ 5,999,874

* The difference in unrealized appreciation is attributable to foreign capital gains tax payable.

11. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) and ability to meet its investment objective.

Asset Allocation Risk – The Fund is subject to asset allocation risk, which is the risk that the Adviser’s allocation of the Fund’s assets among various asset classes will

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ASSET ALLOCATION FUND
OCTOBER 31, 2023

cause the Fund to underperform other funds with a similar investment objective and/ or underperform the markets in which the Fund invests.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Small- and Mid-Capitalization Company Risk – Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Risks of Investing in Other Investment Companies – To the extent the Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, liquidity risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain for the Fund, and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

is the risk that a security may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

REITs Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Short Sales Risk – A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share price. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Rights and Warrants Risk – Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

Preferred Stock Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Credit Risk – The credit rating or financial condition of an issuer may affect the value of a fixed income security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Bank Loans Risk – Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

High Yield Bond Risk – High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Collateralized Debt Obligations Risk – The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, prepayment and extension, valuation and liquidity risks, which are described elsewhere in this section. These securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

Collateralized Loan Obligation Risk. The risks of an investment in a collateralized loan obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized loan obligations are generally subject to credit, interest rate, prepayment and extension, valuation and liquidity risks, which are described elsewhere in this section. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

Collateralized loan obligations carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest of other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in obligations that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

Collateralized Bond Obligation Risk. The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Corporate Fixed Income Securities Risk – Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Foreign Sovereign Debt Securities Risk – The Fund’s investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/ or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Mortgage-Backed Securities Risk – Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk – Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

Bank Obligations Risk – The Fund’s investments in bank obligations are subject to risks generally applicable to debt securities, as well as to the risk of negative events affecting the banking industry. Obligations of foreign banks and foreign branches of U.S. banks are subject to additional risks, including negative political and economic developments in the country in which the bank or branch is located and actions by a foreign government that might adversely affect the payment of principal and interest on such obligations, such as the seizure or nationalization of foreign deposits. Additionally, U.S. and state banking laws and regulations may not apply to foreign branches of U.S. banks, and generally do not apply to foreign banks.

Prepayment and Extension Risk – When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

Portfolio Turnover Risk – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Active Trading Risk – The Fund may actively trade which may result in higher transaction costs to the Fund. Active trading tends to be more pronounced during periods of increased market volatility.

Affiliated Fund Risk – Due to its own financial interest or other business considerations, the Adviser may have an incentive to invest a portion of the Fund’s assets in pooled investment vehicles sponsored or managed by the Adviser or its affiliates in lieu of investments directly in portfolio securities, or in lieu of investments in pooled investment vehicles sponsored or managed by others. Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in pooled investment vehicles sponsored or managed by the Adviser or its affiliates.

Unregistered Funds Risk – Investments in unregistered funds are subject to additional risks beyond those associated with investments in registered investment companies, because investments in unregistered funds do not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. In addition, investments in unregistered funds are often illiquid and difficult to value, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because they may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees.

Interest Rate Risk – As with most funds that invest in fixed income securities, changes

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ASSET ALLOCATION FUND
OCTOBER 31, 2023

in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund’s share price to fall.

U.S. Government Securities Risk – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

LIBOR Replacement Risk – The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Repurchase Agreements Risk – Under a repurchase agreement, the seller of a security to the Fund agrees to repurchase the security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Reverse Repurchase Agreements Risk – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon time and price. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.

Securities Lending Risk – Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Money Market Instruments Risk – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value (“NAV”) while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Fund. A more complete description of risks associated with the Fund is included in the prospectus and statement of additional information.

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ASSET ALLOCATION FUND
OCTOBER 31, 2023

12. Concentration of Shareholders:

At October 31, 2023, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders, each owning 10% or greater of the individual class shares outstanding, was as follows:

	No. of	% Ownership
Institutional Shares	2	79%

Investor Servicing Shares	1	90%

13. Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

14. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2023.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and the Shareholders of PineBridge Dynamic Asset Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PineBridge Dynamic Asset Allocation Fund (the “Fund”) (one of the funds constituting The Advisors’ Inner Circle Fund III (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting The Advisors’ Inner Circle Fund III) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

We have served as the auditor of one or more PineBridge Investments LLC investment companies since 2018.

Philadelphia, Pennsylvania

December 29, 2023

NOTES

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2023 to October 31, 2023.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited) - concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During Period*
Institutional Shares
Actual Portfolio Return	$1,000.00	$953.10	0.75%	$3.69
Hypothetical 5% Return	1,000.00	1,021.42	0.75	3.82
Investor Servicing Shares
Actual Portfolio Return	$1,000.00	$952.20	0.90%	4.43
Hypothetical 5% Return	1,000.00	1,020.67	0.90	4.58

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown.)

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee and Officer is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES[3,4]

William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]

Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

Mr. Doran is a Trustee who may be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of October 31, 2023.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.

James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)	Attorney, SEI Investments, since 2017.
Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, IncElement Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)	Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

Other Directorships

Held in the Past Five Years

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

  APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 13-14, 2023 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2023

  NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2023, the Fund is designating the following items with regard to distributions paid during the year.

Return of Capital	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)

0.00%	100.00%	0.00%	100.00%	36.34%	77.89%

U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Foreign Tax Credit(6)	Qualified Business Income(7)

100.00%	32.78%	0.00%	0.00%	22.11%

1.

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

2.

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3.

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4.

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

5.

The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

6.

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2023. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2023.

7.	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2023. Complete information will be computed and reported with your 2023 Form 1099-DIV.

NOTES

NOTES

NOTES

PineBridge Investments

Park Avenue Tower

65 East 55th Street

New York, NY 10022

1-877-225-4164

Investment Adviser:

PineBridge Investments LLC

Park Avenue Tower

65 East 55th Street

New York, NY 10022

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

PBI-AR-001-0800

(b)	Not applicable

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023				FYE October 31, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$717,900	None	None		$682,615		None	None
(b)	Audit-Related Fees	None	None	None		None		None	None
(c)	Tax Fees	None	None	$807,756	(2)	$88,500	(4)	None	$126,709	(2)
(d)	All Other Fees	None	None	$7,535	(5)	None		None	$5,301

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$137,200	None	None	$131,900	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust.

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$30,624	None	None	$30,050	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by KPMG (“KPMG”) related to the Trust.

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE October 31, 2023				FYE October 31, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$363,625	None	None		$322,500	None	None
(b)	Audit-Related Fees	None	None	None		None	None	None
(c)	Tax Fees	None	None	None		None	None	None
(d)	All Other Fees	None	None	$282,908	(3)	None	None	$218,015	(3)

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax return preparation fees for affiliates of the Funds.
(3)	Non-audit fees consist of SSAE No. 18 report over investment management activities and non-statutory audit reports of Legal & General Investment Management America, Inc.
(4)	Fees in connection with international withholding tax analysis.
(5)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	FYE October 31, 2023	FYE October 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $815,291 and $132,010 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $282,908 and $218,015 for 2023 and 2022, respectively.

(h)    During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)    Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 9, 2024